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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 27, 1997


               Prudential Securities Secured Financing Corporation
             (Exact name of registrant as specified in its charter)




           Delaware                     333-16511                13-3526694
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)


 One New York Plaza  New York, New York                                10292
(Address of Principal Executive Offices)                             (Zip Code)




        Registrant's telephone number, including area code (212) 778-1000

                                    No Change
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          (Former name or former address, if changed since last report)


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         Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

                  Prudential Securities Secured Financing Corporation registered issuances of up to $750,000,000 principal amount of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-16511) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ABFS Mortgage Loan Trust 1997-1 (the "Trust") issued approximately $72,748,000 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series 1997-1 (the "Certificates"), on March 17, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as
Exhibit 4.1, dated as of March 1, 1997, between Prudential Securities Secured Financing Corporation, American Business Credit, Inc., in its capacity as servicer (the "Servicer"), and The Chase Manhattan Bank, in its capacity as trustee (the "Trustee"). The Certificates consist of three classes of senior Certificates, the Class A-1 Certificates (the "Class A-1 Certificates"), the Class A-2 Certificates (the "Class A-2 Certificates"), the Class A-3 Certificates (the "Class A-3 Certificates," and collectively with the Class A-1 Certificates and the Class A-2 Certificates, the "Class A Certificates") and one class of subordinated Certificates (the "Class R Certificates"). Only the Class A Certificates are being offered hereby. The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  The assets of the Trust will be primarily fixed-rate, closed-end, conventional, monthly pay, generally fully amortizing, business and consumer purpose residential home equity loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgaged Properties"). The Mortgaged Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development).

                  Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and





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the then applicable Pass-Through Rate thereof. The Pass- Through Rate for the
Class A-1 Certificates is 6.525% per annum. The Pass-Through Rate for the Class A-2 Certificates is 6.925% per annum. The Pass-Through Rate for the Class A- 3 Certificates is 7.525% per annum, plus with respect to any Distributions Date after the Clean-up Call Date, 0.75%.

                  The Class A-1 Certificates have an aggregate principal amount of $32,100,000. The Class A-2 Certificates have an aggregate principal amount of $20,600,000. The Class A-3 Certificates have an aggregate principal amount of $20,048,000.

                  As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated December 4, 1996 and the Prospectus Supplement dated March 24, 1997 filed pursuant to Rule 424(b)(5) of the Act on March 31, 1997.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

                  1.1 Underwriting Agreement, dated March 14, 1997 between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

                  4.1 Pooling and Servicing Agreement, dated as of March 1, 1997 between Prudential Securities Secured Financing Corporation, American Business Credit, Inc., as servicer, and The Chase Manhattan Bank, as trustee.

                  4.2 Unaffiliated Seller's Agreement, dated as of March 1, 1997, among American Business Credit, Inc., Home American Credit, Inc. d/b/a Upland Mortgage, Prudential Securities Secured Financing Corporation, and ABFS 1997-1, Inc.

                  23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Financial Security Assurance Inc. and their report.






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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     PRUDENTIAL SECURITIES SECURED FINANCING
                                    CORPORATION
                       As Depositor and on behalf of ABFS
                           Mortgage Loan Trust 1997-1
                                   Registrant


                                             By: /s/ Norman Chaleff
                                   ------------------------------------------
                                   Name:        Norman Chaleff
                                   Title:       Vice President



Dated: March 31, 1997





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                                  EXHIBIT INDEX

Exhibit No.             Description

       1.1 Underwriting Agreement, dated March 14, 1997, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.


       4.1 Pooling and Servicing Agreement, dated as of March 1, 1997, between Prudential Securities Secured Financing Corporation, American Business Credit, Inc., as servicer, and The Chase Manhattan Bank, as trustee.


       4.2 Unaffiliated Seller's Agreement, dated as of March 1, 1997, among American Business Credit, Inc., HomeAmerican Credit, Inc. d/b/a Upland Mortgage, Prudential Securities Secured Financing Corporation, and ABFS 1997-1, Inc.


       23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Financial Security Assurance Inc. and their report.